SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2003

PLANVISTA CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-13772	13-3787901
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4010 BOY SCOUT BOULEVARD, TAMPA, FLORIDA	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 353-2300

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

On December 8, 2003, PlanVista Corporation, a Delaware corporation (“PlanVista”) and ProxyMed, Inc., a Florida corporation (“ProxyMed”) issued a joint press release announcing the signing of an Agreement and Plan of Merger by and among ProxyMed, PlanVista and Planet Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of ProxyMed (the “Acquisition Subsidiary”), pursuant to which upon both companies’ shareholders approving the transaction, the Acquisition Subsidiary will be merged with and into PlanVista, with PlanVista surviving and becoming a wholly-owned subsidiary of ProxyMed (the “Merger”). A copy of the press release announcing this transaction is attached as an Exhibit to this Current Repot on Form 8-K.

Upon the consummation of the Merger, PlanVista’s common stockholders will be entitled to receive, for each share of PlanVista common stock then held by them (other than shares with respect to which a PlanVista stockholder has exercised appraisal rights), a fraction of one fully paid and nonassesable share of ProxyMed common stock, the numerator of which is (1) 1,826,829 (subject to the conversion of any shares of PlanVista series C preferred stock) and the denominator of which is (2) the total number of issued and outstanding shares of PlanVista common stock immediately prior to the effective time of the Merger. The holders of PlanVista’s series C preferred stock will be entitled to receive, for each share of PlanVista series C preferred stock then held by them (other than shares of series C preferred stock with respect to which a PlanVista series C preferred stockholder has exercised appraisal rights), a fraction of one fully paid and nonassesable share of ProxyMed common stock, the numerator of which is (1) 1,773,171 (subject to the conversion of any shares of PlanVista series C preferred stock) and the denominator of which is (2) the total number of issued and outstanding shares of PlanVista series C preferred stock immediately prior to the effective time of the Merger.

Consummation of the Merger remains subject to certain conditions, including the approval of the issuance of shares in connection with the Merger by the stockholders of ProxyMed and adoption of the Merger Agreement by the stockholders of PlanVista. A copy of the Merger Agreement is incorporated herein by reference to that certain Registration Statement on Form S-4 filed by ProxyMed with the Securities and Exchange Commission on December 9, 2003. The description of certain terms of the Merger Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Merger Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

2.1	Agreement and Plan of Merger among ProxyMed, Inc., PlanVista ProxyMed, Inc. Corporation, and Planet Acquisition Corp., dated December 5, 2003 (incorporated by reference to Exhibit 2.2 of the Registration Statement on Form S-4, File No. 333-111024, filed on December 9, 2003).

99.1	Joint press release dated December 8, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANVISTA CORPORATION

Date: December 9, 2003	By: /s/ Bennett Marks
Bennett Marks,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger among ProxyMed, Inc., PlanVista Corporation, and Planet Acquisition Corp., dated December 5, 2003 (incorporated by reference to Exhibit 2.2 of the ProxyMed, Inc. Registration Statement on Form S-4, File No. 333-111024, filed on December 9, 2003).

99.1	Joint press release dated December 8, 2003.